Prospectus supplement dated May 27, 2020
to the following prospectus(es):
Future Executive VUL and Next Generation Corporate VUL dated May 1, 2019
BOA Last Survivorship II, BOA ChoiceLife Survivorship, BOA ChoiceLife Survivorship II, Next Generation Survivorship Life, BOA Protection Survivorship Life, BOA ChoiceLife Protection Survivorship, Waddell & Reed Advisors Survivorship Life, and Marathon VUL (NLAIC) dated May 1, 2009
BOA MSPVL, BOA MSPVL II (BOA MSPVL Future), BOA Protection FPVUL, BOA ChoiceLife Protection FPVUL, Waddell & Reed Advisors Select Life, Waddell & Reed Advisors Select Life II, America's marketFLEX VUL, Nationwide Options Select - New York, Survivor Options Premier (NLIC), Options Elite (NLIC), Survivor Options Elite (NLIC), BOA CVUL Future (NLAIC), BOA CVUL (NLAIC), INVESCO PCVUL, Newport PCVUL, Nationwide Options Select AO, Survivor Options Premier (NLAIC), Options Premier (NLAIC), and Options Elite (NLAIC) dated May 1, 2008
BOA SPVL, BOA Multiple Pay, BOA Last Survivor FPVUL, Multi-Flex FPVUL, and Options VL (NLAIC) dated May 1, 2002
American Capital SPVL, American Capital FPVUL, American Capital Multiple Pay, Survivor Options Plus (NLIC), Special Product (NLIC), and Survivor Options VL (NLAIC) dated May 1, 2000
SPVL and VLI (NLIC) dated May 1, 1987
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
Risks Associated with COVID-19
In March 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, which has resulted in market volatility and general economic uncertainty. To address disruptions in connection with the COVID-19 pandemic, Nationwide has implemented business continuity plans so that it can continue to provide products and services to its customers. While these efforts have been successful to date, Nationwide continues to be subject to certain risks that could negatively impact its operations, including system failures, mail delivery delays, unavailability of critical personnel due to illness or other reasons related to the pandemic, and disruptions to service providers.
Significant market volatility and negative investment returns in the market resulting from the COVID-19 pandemic could have a negative impact on returns of the underlying mutual funds in which the Separate Account invests. Additionally, prolonged current economic conditions and consumer behavior related to COVID-19 could affect the amount of sales and profitability of Nationwide’s businesses and could have a negative impact on its financial condition and operations.
While we are confident in our ability to manage the financial risks related to COVID-19, the extent and duration of the risks related to the COVID-19 pandemic are unknown at this time. It is possible these risks could impact Nationwide’s financial strength and claims-paying ability. There are many factors beyond Nationwide’s control that cannot be mitigated or foreseen that could have a negative impact on Nationwide and the operation of the policy. Nationwide continues to monitor the economic situation and its business operations closely.
PROS-0414
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